Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Hana Biosciences, Inc. do hereby certify that:

(a) the Annual Report on Form 10-KSB of Hana Biosciences, Inc. for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Hana Biosciences, Inc.

Dated: March 23, 2005	/s/ Mark J. Ahn
Mark J. Ahn
President and Chief Executive Officer

Dated: March 23, 2005	/s/ Russell L. Skibsted
Russell L. Skibsted
Chief Financial Officer